NET LEASE AGREEMENT


      THIS LEASE, made and entered into effective as of this 17th day of December, 1998, by and between NET LEASE INCOME & GROWTH FUND 84-A LIMITED PARTNERSHIP ("Fund 84-A"), a Minnesota limited partnership whose corporate general partner is Net Lease Management 84-A, Inc., a Minnesota corporation, and AEI REAL ESTATE FUND 85-A LIMITED PARTNERSHIP ("Fund 85-A"), a Minnesota limited partnership whose corporate general partner is Net Lease Management 85-A, Inc., a Minnesota corporation, both of whose address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 ("Lessor"), and RTM Mid-America, Inc., an Indiana corporation, whose address is 5995 Barfield Road, Atlanta, Georgia 30328 ("Lessee");

WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Hudsonville, Michigan, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

       WHEREAS, Lessee constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

     WHEREAS, Lessee desires to lease said real property and
Building   (said  real  property  and  Building  hereinafter
referred to as the "Leased Premises"), from Lessor upon the terms and conditions hereinafter provided;

      NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, Lessor does hereby grant, demise, lease, and let unto Lessee, and Lessee does hereby take and hire from Lessor and does hereby covenant, promise, and agree as follows:

ARTICLE 1.LEASED PREMISES

      Lessor hereby leases to Lessee, and Lessee leases and takes from Lessor, the Leased Premises subject to the conditions of this Lease.

ARTICLE 2.  TERM

(A) The Term of this Lease shall commence on December 17th, 1998 ("Occupancy Date"), and shall include the period from the Occupancy Date until the date of the First Lease Amendment contemplated under the Development Financing Agreement between Lessor and Lessee of even date herewith as further set forth in Article 35 hereof. Thereafter, the Lease shall continue for a period of Twenty consecutive Lease Years, as hereinafter defined.


(B) If the date the First Lease Amendment is executed shall not be the first day of a calendar month, the first full "Lease Year" shall be the period from the date the First Lease Amendment is fully executed to the end of the calendar month in which the First Lease Amendment is fully executed, plus the following twelve (l2) calendar months. Each Lease
Year after the first Lease Year shall be each successive period of twelve (l2) calendar months thereafter.

      (C) The parties agree that upon the request of either party, a short form or memorandum of this Lease (prepared and recorded at the expense of the requesting party) will be executed for recording purposes. That short form or memorandum of this Lease will be amended as of the date of the First Lease Amendment to set forth the termination dates of the Term and optional Renewal Terms, as defined in
Article 28 hereof, and the existence of any option to purchase or right of first refusal, and that said option or right of first refusal shall terminate when the Lessee shall lose right to possession or this Lease is terminated, whichever occurs first.

ARTICLE 3.  CONSTRUCTION OF IMPROVEMENTS

      (A) Lessee warrants and agrees that the Building will be constructed on the Leased Premises, and all other improvements to the land, including the parking lot, approaches, and service areas, will be constructed in all material respects by Lessee substantially in accordance with the plot, plans, and specifications heretofore submitted to Lessor.

      (B) Lessee warrants that the Building and all other improvements to the land contemplated shall comply with the laws, ordinances, rules, and regulations of all state and local governments.

     (C) Lessee agrees to pay, if not already paid in full, for all architectural fees and actual construction costs relating to the Building and other related improvements on the Leased Premises, in the past, present or future, which shall include, but not be limited to, plans and specifications, general construction, carpentry, electrical, plumbing, heating, ventilating, air conditioning, decorating, equipment installation, outside lighting, curbing, landscaping, blacktopping, electrical sign hookup, conduit and wiring from building, fencing, and parking curbs, and builder's risk insurance (naming Lessor, Lessee, and contractor as co-insured), for improvements made by or at the direction of Lessee.

      (D) Opening for business in the Leased Premises by Lessee shall constitute an acceptance of the Leased Premises and an acknowledgment by Lessee that the Leased Premises are in the condition described under this Lease.

ARTICLE 4.  RENT PAYMENTS

(A) Annual Rent Payable from the Occupancy Date until execution of the First Lease Amendment (wherein the Lease shall be amended as contemplated under the Development Financing Agreement as defined in Article 35 hereof): Rent until and including April 15th, 1999 (unless this provision shall be superceded by the First Lease Amendment) shall accrue in the amount of $2,344.58 per month (prorata for the period of April 1st through April 15th) and be payable in advance on the first day of the month in equal monthly installments of $1,406.75 to Fund 85-A, and shall be payable in advance on the first day of each month in equal monthly installments of $937.83 to Fund 84-A. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

After and including April 16th, 1999,(unless this provision shall be superceded by the First Lease Amendment) through the date of the First Lease Amendment, Rent shall accrue in the amount of $1,861.88 per month (prorata for the period of April 16th through April 30th) and be payable in advance on the first day of the month in equal monthly installments of $1,117.13 to Fund 85-A, and shall be payable in advance on the first day of each month in equal monthly installments of $744.75 to Fund 84-A.

      (B) Rent for the first six months of the first full Lease Year after the execution of the First Lease Amendment (which includes any stub period from the end of the calendar month in which the First Lease Amendment is executed) shall be Six and One-Half Percent and in the next six months of the first full Lease Year, Rent shall increase to Nine Percent of the Total Project Cost, as defined in the Development Financing Agreement of even date herewith between Lessor and Lessee to be set forth pursuant to the First Lease Amendment, and shall remain at such level until the beginning of the Third Lease Year.

      (C) Annual Rent Payable beginning with the Third and subsequent Lease Years:

      The annual Base Rent due and payable shall increase in each of the Lease Years beginning with the Third Lease Year by an amount equal to One and One-Eighth Percent (1.125%) of the Base Rent payable for the prior Lease Year. Such increased Base Rent shall be payable in advance of the first day of each month in equal monthly installments.

     (D)  Overdue Payments.

Lessee shall pay interest on all overdue payments of Rent or other monetary amounts due hereunder at lesser of the rate of fifteen percent (15%) per annum or the highest rate allowed by law accruing after the expiration of any applicable cure period.

ARTICLE 5. INSURANCE AND INDEMNITY

      (A) Lessee shall, throughout the Term or Renewal Terms, if any, of this Lease, at its own cost and expense, procure and maintain insurance which covers the Leased Premises and improvements against fire, wind, and storm damage (including flood insurance if the Leased Premises is in a federally designated flood prone area) and such other risks as may be included in the broadest form of extended coverage insurance as may, from time to time, be available in amounts sufficient to prevent Lessor or Lessee from becoming a co-insurer within the terms of the applicable policies. In any event, the insurance shall not be less than one hundred percent (100%) of the then insurable value, with such commercially reasonable deductibles as Lessor may reasonably require from time to time. Additionally, replacement cost endorsements, inflation guard endorsements, vandalism endorsement, malicious mischief endorsement, waiver of subrogation endorsement, waiver of co-insurance or agreed amount endorsement (if available), and Building Ordinance Compliance endorsement. Business Interruption Insurance endorsement (for a period covering at least three months of interruption) must be obtained.

     (B) Lessee agrees to place and maintain throughout the Term or Renewal Terms, if any, of this Lease, at Lessee's own expense, public liability insurance with respect to Lessee's use and occupancy of said Leased Premises, with initial limits of at least $1,000,000 per occurrence/$3,000,000 general aggregate, or such additional amounts as Lessor shall reasonably require from time to time with limits in amounts acceptable to Lessor.

     (C)  N/A

      (D) Lessee agrees to notify Lessor in writing if Lessee is unable to procure all or some part of the aforesaid insurance. In the event Lessee fails to provide all insurance required under this Lease, Lessor shall have the right, but not the obligation, to procure such insurance on Lessee's behalf, following five (5) business days written notice to Lessee of Lessor's intent to do so (unless insurance then in place would during such period, or already has, lapsed, in which case no notice need be given) and Lessee may obtain such insurance during said five day period and not then be in default hereunder. If Lessor shall obtain such insurance, Lessee will then, within five (5) business days from receiving written notice, either provide proof that such coverages are in full force and effect or pay Lessor the amount of the premiums due or paid, together with interest thereon at the lesser of 15% per annum or the highest rate allowable by law, which amount shall be considered Rent payable by Lessee in addition to the Rent defined at Article 4 hereof.

       (E) All policies of insurance provided for or contemplated by this Article can be under Lessee's blanket insurance coverage and shall cover Lessor(s), Net Lease Management 84-A, Inc., Net Lease Management 85-A, Inc., and Robert P. Johnson, as the general partners of Lessor, as additional insured and loss payee, as their respective interests (as landlord and lessee, respectively) may appear, and Lessee as insured. The policies shall provide that the policies cannot be canceled, terminated, changed, or modified without thirty (30) days written notice to the insured and additional insured parties. In addition, all of such policies shall contain endorsements by the respective insurance companies waiving all rights of subrogation, if any, against Lessor. All insurance companies providing coverages must be rated "A" or better by Best's Key Rating Guide (the most current edition), or similar quality under a successor guide if Best's Key Rating shall cease to be published. Lessee shall provide Lessor certificates of insurance on or before the Occupancy Date. No less than fifteen (15) business days prior to expiration of such policies, Lessee shall provide Lessor with legible copies of any and all renewal Certificates of Insurance. Lessee agrees that it will not settle any property insurance claims affecting the Leased Premises (exclusive of any claims by Lessee for damages to Personalty or Lessee's loss or interruption of business) in excess of $50,000 without Lessor's prior written consent, such consent not to be unreasonably withheld or delayed. Lessor shall consent to any settlement of an insurance claim wherein Lessee shall confirm in writing with evidence reasonably satisfactory to Lessor that Lessee has sufficient funds available to complete the rebuilding of the Leased Premises. Any insurance proceeds for the Personalty or Trade Fixtures of Lessee or its equipment lessors or lenders shall be paid to the Lessee and shall not be considered part of the insurance for the building and improvements to the Leased Premises.

      (F) Lessee shall defend, indemnify, and hold Lessor harmless against any and all claims, damages, and lawsuits arising after the Occupancy Date of this Lease and any orders, decrees or judgments which may be entered therein, brought for damages or alleged damages resulting from any injury to person or property or from loss of life sustained in or about the Leased Premises, unless such damage or injury results from the intentional misconduct or the gross negligence of Lessor and Lessee agrees to save Lessor harmless from, and indemnify Lessor against, any and all injury, loss, or damage, of whatever nature, to any person or property caused by, or resulting from any act, omission, or negligence of Lessee or any employee or agent of Lessee. In addition, Lessee hereby releases Lessor from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties, except if such fire or other casualty shall be brought about by the intentional misconduct or gross negligence of Lessor. In the event of any loss, damage, or injury caused by the joint negligence or willful misconduct of Lessor and Lessee, they shall be liable therefor in accordance with their respective degrees of fault.

      (G) Lessor hereby waives any and all rights that it may have to recover from Lessee damages for any loss occurring to the Leased Premises by reason of any act or omission of Lessee; provided, however, that this waiver is limited to those losses for which Lessor is compensated by its insurers, if the insurance required by this Lease is maintained. Lessee hereby waives any and all right that it may have to recover from Lessor damages for any loss occurring to the Leased Premises by reason of any act or omission of Lessor; provided, however, that this waiver is limited to those losses for which Lessee is, or should be if the insurance required herein is maintained, compensated by its insurers.

ARTICLE 6.  TAXES, ASSESSMENTS AND UTILITIES

      (A) Lessee shall be liable and agrees to pay the charges for all public utility services rendered or furnished to the Leased Premises, including heat, water, gas, electricity, sewer, sewage treatment facilities and the like, all personal property taxes, real estate taxes, special assessments, and municipal or government charges, general, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, imposed, or assessed against the Leased Premises, or upon any improvements thereon, at any time after the Occupancy Date of this Lease and prior to the expiration of the term hereof, or any Renewal Term.

       (B) Lessee shall pay all real estate taxes, assessments for public improvements or benefits, and other governmental impositions, duties, and charges of every kind and nature whatsoever which shall or may, during the term of this Lease, be charged, laid, levied, assessed, or imposed upon, or become a lien or liens upon the Leased Premises or any part thereof or upon the Rents payable hereunder. Such payments shall be considered as Rent paid by Lessee in addition to the Rent defined at Article 4 hereof. If due to a change in the method of taxation, a franchise tax, Rent tax, or income or profit tax shall be levied against Lessor in substitution for or in lieu of any tax which would otherwise constitute a real estate tax, such tax shall be deemed a real estate tax for the purposes herein and shall be paid by Lessee; otherwise Lessee shall not be liable for any such tax levied against Lessor. In no event shall Lessee be liable for any payment required of Lessor to qualify to do business in the state where the Leased Premises are situate.

(C) All real estate taxes, assessments for public improvements or benefits, water rates and charges, sewer rents, and other governmental impositions, duties, and charges which shall become payable for the first and last tax years of the term hereof shall be apportioned pro rata between Lessor and Lessee in accordance with the respective number of months during which each party shall be in possession of the Leased Premises (or through the expiration of the term hereof, if longer) in said respective tax years. For the purposes of this provision, all personal property taxes, real estate taxes and special assessments shall be deemed to have been assessed in the year that the first payment or any installment thereof is due (presumed to be paid in arrears for purposes of such proration).

(D) Lessee shall have the right to contest or review by legal proceedings or in such other manner as may be legal (which, if instituted, shall be conducted solely at Lessee's own expense) any tax, assessment for public improvements or benefits, or other governmental imposition aforementioned, upon condition that, before instituting such proceeding Lessee shall pay (under protest) such tax or assessments for public improvements or benefits, or other governmental imposition, duties and charges aforementioned, unless such payment would act as a bar to such contest or interfere materially with the prosecution thereof and in such event Lessee shall post with Lessor alternative security satisfactory to Lessor. All such proceedings shall be begun as soon as reasonably possible after the imposition or assessment of any contested items and shall be prosecuted to final adjudication with reasonable dispatch. In the event of any reduction, cancellation, or discharge, Lessee shall pay the amount that shall be finally levied or assessed against the Leased Premises or adjudicated to be due and payable, and, if there shall be any refund payable by the governmental authority with respect thereto, Lessee shall be entitled to receive and retain the same, subject, however, to apportionment as provided during the first and last years of the term of this Lease.

      (E) Lessor, within sixty (60) days after notice to Lessee if Lessee fails to commence such proceedings, may, but shall not be obligated to, contest or review by legal proceedings, or in such other manner as may be legal, and at Lessor's own expense, any tax, assessments for public improvements and benefits, or other governmental imposition aforementioned, which shall not be contested or reviewed, as aforesaid, by Lessee, and unless Lessee shall promptly join with Lessor in such contest or review, Lessor shall be entitled to receive and retain any refund payable by the governmental authority with respect thereto.

      (F) Lessor shall not be required to join in any proceeding referred to in this Article, unless in Lessee's reasonable opinion, the provisions of any law, rule, or regulation at the time in effect shall require that such a proceeding be brought by and/or in the name of Lessor, in which event Lessor shall upon written request, join in such proceedings or permit the same to be brought in its name.

      (G) Within thirty (30) days after Lessor notifies Lessee in writing that Lessor has paid such amount, Lessee shall also pay to Lessor, as additional Rent, the amount of any sales tax imposed on Rent by the then current sales tax law, where the Leased Premises are located. At Lessor's option, Lessee shall deposit with Lessor on the first day of each and every month during the term hereof, an amount equal to one-twelfth (1/12) of any sales tax payable to the State in which the property is situated for Rent received by Lessor hereunder ("Deposit"). From time to time out of such Deposit Lessor will pay the sales tax to the State in which the property is situated as required by law. In the event the Deposit on hand shall not be sufficient to pay said tax when the same shall become due from time to time, or the prior payments shall be less than the current estimated monthly amounts, then Lessee shall pay to Lessor on demand any amount necessary to make up the deficiency. The excess of any such Deposit shall be credited to subsequent payments to be made for such items. If a default or an event of default shall occur under the terms of this Lease, Lessor may, at its option, without being required so to do, apply any Deposit on hand to cure such default, in such order and manner as Lessor may elect. Lessee shall be entitled upon written request to copies of sales tax returns of Lessor showing such tax was paid.

ARTICLE  7.PROHIBITION ON ASSIGNMENTS AND SUBLETTING;  TAKE-
BACK
RIGHTS

      (A) Lessee, without the consent of Lessor, but after prior written notice to Lessor, and at any time during the term of this Lease, or any renewal or extension hereof, shall have the right to assign this Lease, or its rights hereunder, and/or to sublet all or any part of the Leased Premises to RTM, Inc, or any RTM subsidiary or affiliate or any other licensed and approved Arby's or Arby's\Mrs. Winner's (dual concept) operator, or Lee's Famous Recipe operator. Lessee and Guarantor(s), if any, will remain liable for Rent, performance of the terms, covenants, and conditions of Lessee hereunder, and shall sign a consent and estoppel evidencing their continued liability in form and substance satisfactory to Lessor, concurrent with the effective date of any such assignment or sublet. Any other assignment or sublease to an entity other than those set forth in the preceding sentence shall require the prior written consent of Lessor, which consent is conditioned upon Lessee and any guarantor signing a consent and estoppel evidencing their continued liability in form and substance satisfactory to Lessor, concurrent with the effective date of any such assignment or sublet, and Lessor's approval, which approval shall not be unreasonably withheld or delayed.

      (B) Except as otherwise expressly provided in this Article, Lessee shall not, without obtaining the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed, in each instance:

1.assign or otherwise transfer this Lease, or any part of Lessee's right, title or interest therein;

2.sublet all or any part of the Leased Premises or allow all or any part of the Leased Premises to be used or occupied by any other Persons (herein defined as a Party other than Lessee, be it a corporation, a partnership, an individual or other entity); or

3.mortgage, pledge or otherwise encumber this Lease, or the Leased Premises.

     (C)  For the purposes of this Article:

1.an agreement by any other Person, directly or indirectly, to assume Lessee's obligations under this Lease shall be deemed an assignment;

2.any Person to whom Lessee's interest under this Lease passes by operation of law, or otherwise, shall be bound by the provisions of this Article;

3.each modification, amendment or extension or any sublease to which Lessor has previously consented shall be deemed a new sublease; and

4.Lessee shall present the signed consent to such assignment and/or subletting from any guarantors of this Lease, such consent to be in form and substance satisfactory to Lessor.

      Lessee agrees to furnish to Lessor upon demand at any time such information and assurances as Lessor may reasonably request that neither Lessee, nor any previously permitted sublessee, has violated the provisions of this Article.

      (D) Except as set forth in subparagraph (A) above, if Lessee agrees to assign this Lease or to sublet all or any portion of the Leased Premises, Lessee shall, prior to the effective date thereof (the "Effective Date"), deliver to Lessor executed counterparts of any such agreement and of all ancillary agreements with the proposed assignee or sublessee, as applicable.

      (E) If Lessee shall fail to comply with the terms of subparagraph (A) or (B) above, Lessor shall then have all of the following rights, any of which Lessor may exercise by written notice to Lessee given within thirty (30) days after Lessor receives the aforementioned documents:

1. With respect to a proposed assignment of this Lease, the right to terminate this Lease on the Effective Date as if it were the Expiration Date of this Lease;

2.    With  respect to a proposed subletting of  the  entire
Leased Premises, the right to terminate this Lease on the Effective Date as if it were the Expiration Date; or

3. With respect to a proposed subletting of less than the entire Leased Premises, the right to terminate this Lease as to the portion of the Leased Premises affected by such subletting on the Effective Date, as if it were the Expiration Date, in which case Lessee shall promptly execute and deliver to Lessor an appropriate modification of this Lease in form satisfactory to Lessor in all respects.

      (F)   If  Lessor  exercises any of its  options  under
Article  7(E)  above,  Lessor  may  then  lease  the  Leased
Premises or any portion thereof to Lessee's proposed assignee or sublessee, as the case may be, without liability whatsoever to Lessee.

      (G) Notwithstanding anything above to the contrary, the Lessee's interest herein shall not be assignable in any manner in accordance with the terms hereof unless and until the termination of the Development Financing Agreement as set forth in Article 35 hereof.

ARTICLE 8.  REPAIRS AND MAINTENANCE

      (A) Lessee covenants and agrees to keep and maintain in good order, condition and repair the interior and exterior of the Leased Premises during the term of the Lease, or any renewal terms, and further agrees that Lessor shall be under no obligation to make any repairs or perform any maintenance to the Leased Premises. Lessee covenants and agrees that it shall be responsible for all repairs, alterations, replacements, or maintenance of, including but without limitation to or of: interior and exterior portions of all doors; door checks and operators; windows; plate glass; plumbing; water and sewage facilities; fixtures; electrical equipment; interior walls; ceilings; signs; roof; structure; interior building appliances and similar equipment; heating and air conditioning equipment; and
further agrees to replace any of said equipment when necessary. Lessee further agrees to be responsible for, at its own expense, snow removal, lawn maintenance, landscaping, maintenance of the parking lot (including parking lines, seal coating, and blacktop surfacing), and other similar items.

      (B) If Lessee refuses or neglects to commence or complete repairs promptly and adequately, after receipt of five (5 ) days prior written notice (except in cases of emergency to prevent waste or preserve the safety and integrity of the Leased Premises, in which case no notice need be given), Lessor may cause such repairs to be made, but shall not be required to do so, and Lessee shall pay the cost thereof to Lessor within five (5) business days following receipt of written demand. It is understood that Lessee shall pay all expenses and maintenance and repair during the term of this Lease. If Lessee is not then in default hereunder, Lessee shall have the right to make repairs and improvements to the Leased Premises without the consent of Lessor if such repairs and improvements do not exceed Fifty Thousand Dollars ($50,000.00), provided such repairs or improvements do not affect the structural integrity of the Leased Premises. Any repairs or improvements in excess of Fifty Thousand Dollars ($50,000.00) or affecting the structural integrity of the Leased Premises may be done only with the prior written consent of Lessor, such consent not to be unreasonably withheld or delayed. All alterations and additions to the Leased Premises shall be made in accordance with all applicable laws and shall remain for the benefit of Lessor, except for Lessee's moveable Trade Fixtures. The term
"Trade Fixtures" shall not include oven hoods, Walk-in coolers or freezers, or the Leased Premises exterior lighting, which shall be owned by Lessor and leased from Lessor by Lessee according to the terms hereof, but the term shall otherwise mean all other Trade Fixtures, equipment, supplies, books, records, or other personalty, including but not limited to those items set forth on Exhibit C attached hereto (hereinafter referred to as "Trade Fixtures" or "Personalty") placed on the Leased Premises by Lessee. Lessor shall execute any instrument that any lien holder or party with a security interest in Lessee's Trade Fixtures may request acknowledging that (a) the Lessee has a right to install such Personalty on the Leased Premises; (b) the lien holder or secured party may maintain an interest in the
Personalty superior to any interest in the same by Lessor; and (c) such lien holder or secured party shall have the right to remove any and all such Personalty in the event of a default in any instrument establishing such lien or security interest, subject to 10 days advance notice to Lessor and making reasonable repairs to the Leased Premises for any injury caused to the Leased Premises caused by the removal of the Personalty, except diminution in value caused by the absence of the Personalty, nor shall the lien holder or secured party have to replace the Personalty. In the event of making such alterations as herein provided, Lessee further agrees to indemnify and save harmless Lessor from all expense, liens, claims or damages to either persons or property or the Leased Premises which may arise out of or result from the undertaking or making of said repairs, improvements, alterations or additions, or Lessee's failure to make said repairs, improvements, alterations or additions.

ARTICLE 9.  COMPLIANCE WITH LAWS AND REGULATIONS

      Lessee will comply with all statutes, ordinances, rules, orders, regulations and requirements of all federal, state, city and local governments, and with all rules, orders and regulations of the applicable Board of Fire Underwriters which affect the use of the improvements.
Lessee will comply with all easements, restrictions, and covenants of record against or affecting the Leased Premises or required for operation of the Leased Premises in accordance with Article 14 hereof.

ARTICLE l0.  SIGNS

      Lessee shall have the right to install and maintain a sign or signs advertising Lessee's business, provided that the signs conform to law, and further provided that the sign or signs conform specifically to the written requirements of the appropriate governmental authorities.

ARTICLE ll.  SUBORDINATION

     (A) Lessor reserves the right and privilege to subject and subordinate this Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon Lessor's interest in the Leased Premises and on the land and buildings of which said Leased Premises are a part, or upon any buildings hereafter placed upon the land of which the Leased Premises are a part, provided such mortgagee shall execute its standard form, commercially reasonable subordination, attornment and non-disturbance agreement. Lessor also reserves the right and privilege to subject and subordinate this Lease at all times to any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations, and replacements thereof; provided, however, that such mortgagee shall execute an appropriate subordination, attornment and non-disturbance agreement respecting Lessee's rights to possession under this Lease if Lessee shall not be in default hereunder.

      (B) Lessee covenants and agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage or mortgages as shall be desired by Lessor and any proposed mortgagee or proposed mortgagees, provided such mortgagee shall execute its standard form, commercially reasonable subordination, attornment and non-disturbance agreement.

ARTICLE l2.  CONDEMNATION OR EMINENT DOMAIN

      (A) If the whole of the Leased Premises are taken by any public authority under the power of eminent domain, or by private purchase in lieu thereof, then this Lease shall automatically terminate upon the date possession is surrendered, and Rent shall be paid up to that day. Any such termination of this Lease shall not preclude or restrict Lessee's rights to any claim or award for claims it may have as set forth in Article 12, paragraph (C) below. If any part of the Leased Premises shall be so taken as to render the remainder thereof materially unusable for the purposes for which the Leased Premises were leased, then Lessor and Lessee shall each have the right to terminate this Lease on thirty (30) days notice to the other given within ninety (90) days after the date of such taking. In the event that this Lease shall terminate or be terminated, the Rent shall, if and as necessary, be paid up to the day that possession was surrendered.

      (B) If any part of the Leased Premises shall be so taken such that it does not interfere with the business of Lessee, then Lessee shall, at Lessor's cost and expense (and Lessor hereby covenants to make condemnation proceeds available to Lessee consistent with the terms hereof), restore the remaining portion of the Leased Premises to the extent necessary to render it reasonably suitable for the purposes for which it was leased. Lessee shall make all repairs to the building in which the Leased Premises is located to the extent necessary to constitute the building a complete architectural unit. Provided, however, that such work shall not exceed the scope of the work required to be done by Lessee in originally constructing such building.. Provided, further, the cost thereof to Lessor shall not exceed the proceeds of its condemnation award, all to be done without any adjustments in Rent to be paid by Lessee. This lease shall be deemed amended to reflect the taking in the legal description of the Leased Premises.

      (C) All compensation awarded or paid upon such total or partial taking of the Leased Premises (expressly excluding any Lessee's Award as hereinafter defined) shall belong to and be the property of Lessor without any participation by Lessee, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the Leased Premises herein leased. Nothing contained herein shall be construed to preclude Lessee from prosecuting any claim directly against the condemning authority in such proceedings for: Loss of business and or destruction of its business; damage to or loss of value or cost of removal of inventory, Trade Fixtures, furniture, Personalty, and other personal property belonging to Lessee (any and all such award collectively referred to supra and hereinafter as "Lessee's Award");
provided, however, that no such claim shall diminish or otherwise adversely affect Lessor's award or the award of any fee mortgagee. Lessor and Lessee agree to cooperate to maximize the amount of any such claim or award and agree to minimize the interference with the other party's prosecution of its claims.

ARTICLE l3.  RIGHT TO INSPECT

      Lessor reserves the right to enter the Leased Premises on a non emergency basis and to inspect and examine the Leased Premises after reasonable 48 hours written notice to Lessee at any time during business hours. and Lessee agrees to allow Lessor free access to the Leased Premises to show the Leased Premises upon an uncured event of default by Lessee. At any time within Ninety (90) days of the expiration or termination of the Lease, Lessee agrees to allow Lessor to then place "For Sale" or "For Rent" signs on the Leased Premises and to show the Leased Premises after reasonable 48 hours written notice to Lessee at any time during non peak business hours, and Lessor agrees to cause minimal disruption to Lessee's business during such showings of the Leased Premises.

ARTICLE l4.  EXCLUSIVE USE

      (A) After the Occupancy Date, Lessee expressly agrees and warrants that the Leased Premises will be used exclusively as a restaurant and other ancillary uses. Lessee acknowledges and agrees that any other use without the prior written consent of Lessor will constitute a default under and a violation and breach of this Lease. Lessee agrees to conduct its business in a first class and reputable manner consistent with its operation of other restaurants in the same market area. If Lessee closes the Leased Premises and it remains closed for ninety days, Lessor may terminate this Lease and release Lessee and Guarantor of all liability. However, so long as the Lessor does not terminate the Lease, Lessee must continue to pay rent and perform all covenants under the Lease.



ARTICLE l5.  DESTRUCTION OF PREMISES

      (A) If, during the term of this Lease, the Leased Premises are totally or partially destroyed by fire or the elements, so as to render the Leased Premises wholly unfit for occupancy, or make it impossible to conduct the business of Lessee thereon, and if in the opinion of a third party arbitrator reasonably acceptable to Lessee and Lessor the Leased Premises cannot be repaired within one hundred eighty
(l80) days from the date of the damage, then Lessor or Lessee in the last two years of the Lease Term shall have the right to terminate this Lease from the date of such damage or destruction by giving Lessee written notice. Lessor's option to so terminate shall not apply if Lessee, within 30 days after receipt of the notice of termination, exercises any remaining Option to Renew the Lease Term. Upon the giving of such termination notice by Lessor, if Lessee shall not so extend the term hereof, Lessee shall immediately surrender the Leased Premises and all interest therein to Lessor, and in case of any such termination, Lessor may re-enter and repossess the Leased Premises and may dispossess all parties then in possession thereof. Otherwise, the Leased Premises shall be repaired, restored, and rebuilt by Lessee out of any insurance proceeds received, within one hundred eighty (180) days from the date of destruction. The insurance proceeds designated for building and improvements or the items of personalty owned by the Lessor and leased to Lessee hereunder under shall be used to reimburse Lessee for the cost of rebuilding or restoration of the Leased Premises and replacement of such personalty leased to Lessee from Lessor. Insurance proceeds designated for the loss or damage of Lessee's Personalty or Trade Fixtures shall not belong to the Lessor. Rents payable by Lessee shall not be abated during the period of repair and restoration. Except as otherwise provided herein, Lessee shall be required to repair, rebuild and restore the Leased Premises, but Lessor shall only be obligated to contribute the net proceeds of monies received from insurance policy or policies covering such loss or damages. Lessee shall repair the Leased Premises with all reasonable speed. If the insurance proceeds are less than Fifty Thousand Dollars ($50,000), they shall be paid to Lessee for such repair and restoration. If the insurance proceeds are greater than or equal to Fifty Thousand Dollars ($50,000), they shall be deposited by Lessee and Lessor into a customary construction escrow at a nationally recognized title insurance company, or at Lessee's option, with Lessor ("Escrowee") and shall be made available from time to time to Lessee for such repair and restoration. Such proceeds shall be disbursed in conformity with the terms and conditions of a commercially reasonable construction loan agreement. Lessee shall, in either instance, deliver to Lessor or Escrowee (as the case may be) satisfactory evidence of the estimated cost of completion together with such architect's certificates, waivers of lien, contractor's sworn statements and other evidence of cost and of payments as the Lessor or Escrowee may reasonably require and
approve.   If  the  estimated cost of the work  exceeds  One
Hundred Thousand Dollars ($100,000), all plans and specifications for such rebuilding or restoration shall be subject to the reasonable approval of Lessor. Notwithstanding anything above to the contrary, except in the last year of the Lease Term as aforesaid, whether in the event of a partial or total destruction of the Leased Premises, Lessor shall make insurance proceeds available to Lessee to rebuild the Leased Premises, provided Lessee shall, either through Business Interruption Insurance or otherwise, continue to pay Rent during the period of repair and restoration, and Lessee and any guarantor confirm in writing their continued liability for the obligations of Lessee hereunder.

      (B) If the damage does not render the Leased Premises unfit for occupancy, then Lessor and Lessee agree that the damage shall be repaired by Lessee as soon as practicable out of insurance proceeds when received. All Rents payable by Lessee shall not be abated during the period of restoration and repair. All repairs shall be paid for by Lessor out of any insurance proceeds received, but if the insurance proceeds are insufficient to rebuild or repair the Leased Premises according to the original plans and specifications, whether repair or restoration is commenced pursuant to Article 15(A) or (B) hereof, then Lessee agrees to pay all additional amounts that are required to rebuild the building in accordance with the original plans and specifications. If the proceeds from the insurance are insufficient, after review of the bids for completion of such improvements, or should become insufficient during the course of construction, to pay for the total cost of repair or restoration, Lessee shall, prior to commencement of work, demonstrate to Escrowee and Lessor's reasonable satisfaction, the availability of such funds necessary to completion construction and Lessee shall deposit the same with Escrowee for disbursement under the construction escrow agreement. All improvements or betterments placed by Lessee on the demised Leased Premises shall, however, in any event, be repaired and replaced by Lessee at its own expense and not at the expense of Lessor. The purpose of this Article is to require Lessee to carry insurance coverage on the Leased Premises sufficient to rebuild the improvements in the event of damage or destruction. Lessor shall be under no obligation to make insurance proceeds available during the last year of the Lease Term, and this Lease shall terminate upon notice of Lessor's intent to not make insurance proceeds available, unless Lessee shall, within 30 days of notice of Lessor's intent not to make insurance proceeds available in the last year of the Lease Term, exercise any remaining Option to Renew the Lease Term.

ARTICLE l6.  ACTS OF DEFAULT

     (A) Each of the following shall be deemed a default by Lessee and a breach of this Lease:

      1.Failure to pay the Rent or any monetary obligation herein reserved, or any part thereof when the same shall be due and payable and which failure continues for a period of five business days after Lessee has received written notice of said failure. Interest and late charges for failure to pay Rent when due shall accrue from the date after the expiration of the five day cure period.

      2.Failure to do, observe, keep and perform any of the terms, covenants, conditions, agreements and provisions in this Lease to be done, observed, kept and performed by Lessee and which failure continues for a period of thirty
(30) days after Lessee has received said notice of failure, or if such default is incapable of cure within 30 days (except for the payment of monies, which shall not excuse failure to cure within the 30 day period), and Lessee is diligently pursuing a course of conduct reasonably designed to cure the default, then Lessee shall have up to 120 days after receipt of said notice to cure said default.

      3.The adjudication of Lessee as a bankrupt, the making by Lessee of a general assignment for the benefit of creditors, the taking by Lessee of the benefit of any insolvency act or law, the appointment of a permanent receiver or trustee in bankruptcy for Lessee property, or the appointment of a temporary receiver which is not vacated or set aside within sixty (60) days from the date of such appointment.



ARTICLE 17.  TERMINATION FOR DEFAULT

      In the event of any uncured default by Lessee and at any time thereafter, Lessor may serve a written notice upon Lessee that Lessor elects to terminate this Lease upon a specified date not less than thirty (30) days after the date of serving such notice of termination, and this Lease shall then terminate on the date so specified as if that date had been originally fixed as the expiration date of the term herein granted, provided, however, that Lessee shall have continuing liability for future rents for the remainder of the original term and any exercised renewal term as set forth in Article 19, notwithstanding any earlier termination of the Lease hereunder, preserving unto Lessor the benefit of its bargained-for rental payments. Lessor shall undertake reasonable efforts to mitigate Lessee's damages, but the parties agree that Lessor shall be under no obligation to expend its own funds for refurbishing or remodeling in connection with any attempts to relet the Leased Premises.

ARTICLE 18.  LESSOR'S RIGHT OF RE-ENTRY

      In the event that this Lease shall be terminated as hereinbefore provided, or if possession of the Leased Premises shall be obtained by Lessor by summary proceedings or otherwise, or in the event of an uncured default hereunder by Lessee, or in the event that the Leased Premises or any part thereof, shall be abandoned by Lessee, then Lessor or its agents, servants or representatives, may immediately or at any time thereafter, re-enter and resume possession of the Leased Premises or any part thereof, and remove all persons and property therefrom, either by summary dispossess proceedings or by a suitable action or proceeding at law, or by force or otherwise without being liable for any damages therefor.

ARTICLE 19.  LESSEE'S CONTINUING LIABILITY

      (A) Should Lessor elect to re-enter as provided in this Lease or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either (i) terminate this Lease or (ii) it may from time to time (but shall be under not obligation to do so), without terminating the contractual obligation of Lessee to pay Rent under this Lease, terminate Lessee's rights to possession, make such alterations and repairs as may be necessary to relet the Leased Premises or any part thereof for such Term or Renewal Terms, at such Rent or Rents, and upon such other terms and conditions as Lessor in its sole discretion may deem advisable.

      (B) Upon each such reletting, without termination of the contractual obligation of Lessee to pay Rent under this Lease, all Rents received by Lessor shall be applied as follows:

      1.First, to the payment of any indebtedness other than Rent due hereunder from Lessee to Lessor;

      2.Second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs;

      3.Third, to the payment of Rent and other monetary obligations due and unpaid hereunder;

     4.Finally, the residue, if any, shall be held by Lessor and applied in payment of future Rent as the same may become due and payable hereunder.

      If such Rents received from such reletting during any month are less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of such Leased Premises by Lessor shall be construed as an election on its part to terminate Lessee's continuing contractual obligation to pay rent under this Lease unless a written notice of such intention be given to Lessee.

       (C) Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for any breach.

      (D) If Lessee, after the expiration of any applicable notice and cure period, is in default under a monetary obligation under this Lease, then and only then may Lessor, in addition to any other remedies Lessor may have with this
Article 19, recover from Lessee all damages it may incur by reason of any breach, including: The cost of recovering and reletting the Leased Premises; reasonable attorney's fees; and, the present value (discounted at a rate of 8% per annum) of the excess of the amount of Rent and charges equivalent to Rent reserved in this Lease for the remainder of the Term over the then reasonable Rent value of the Leased Premises (or the actual Rents receivable by Lessor, if relet) for the remainder of the Term, all of which amounts shall be immediately due and payable from Lessee to Lessor in full. In the event that the Rent obtained from such alternative or substitute tenant is more than the Rent which Lessee is obligated to pay under this Lease, then such excess shall be paid to Lessor provided that Lessor shall credit such excess against the outstanding obligations of Lessee due pursuant hereto, if any.

      (E) It is the object and purpose of this Article 19 that Lessor shall be kept whole and shall suffer no damage by way of non-payment of Rent or by way of diminution in Rent. Lessee waives and will waive all rights to trial by jury in any summary proceedings or in any action brought to recover Rent herein which may hereafter be instituted by Lessor against Lessee in respect to the Leased Premises. Lessee hereby waives any rights of re-entry it may have or any rights of redemption or rights to redeem this Lease upon a termination of this Lease.

ARTICLE 20.  PERSONALTY, FIXTURES AND EQUIPMENT

      (A) All building fixtures, building machinery, and building equipment used in connection with the operation of the Leased Premises including, but not limited to, heating, electrical wiring, lighting, ventilating, plumbing, and air conditioning systems shall be the property of Lessor. All Trade Fixtures and Personalty (as defined in Article 8(B) above) owned by Lessee shall remain the property of Lessee, including but not limited to those items set forth on Exhibit C attached hereto.

      (B) Lessee shall furnish and pay for any and all Personalty, except for such items, if any, described in
Article 8(B) above, as owned by Lessor. Lessor acknowledges that it does not have a lien on all Lessee's equipment, furniture, Trade Fixtures, furnishings, and agrees to sign an equipment lien waiver subject to the rights of any bona-fide third party security interest in such property in a form substantially similar to Exhibit D attached hereto or its commercially reasonable equivalent. Provided Lessee is not in default hereunder, Lessor will agree that its interest, if any, in the personal property of Lessee will be subordinated to financing which may exist or which Lessee may cause to exist in the future on that same personal property.

     (C) At the end of the term of this Lease, the property described at Article 20(B) above, after written notice to Lessor given at least ten (10) days prior thereto, may be removed from the Leased Premises by Lessee regardless of whether or not such property is attached to the Leased Premises so as to constitute a "fixture" within the meaning of the law; however, all damages and repairs to the Leased Premises which may be caused by the removal of such property shall be paid for by Lessee.

ARTICLE 2l.  LIENS

      Lessee shall not do or cause anything to be done whereby the Leased Premises may be encumbered by any mechanic's or other liens. Whenever and as often as any mechanic's or other lien is filed against said Leased Premises purporting to be for labor or materials furnished or to be furnished to Lessee, Lessee shall remove the lien of record by payment or by bonding with a surety company authorized to do business in the state in which the property is located, within twenty (20) days from the date of the filing of said mechanic's or other lien and delivery of notice thereof to Lessee of Lessee's obligation under this Lease. Should Lessee fail to take the foregoing steps within said twenty (20) day period, Lessor shall have the right, among other things, to pay said lien without inquiring into the validity thereof, and Lessee shall forthwith reimburse Lessor for the total expense incurred by it in discharging said lien as additional Rent hereunder.

ARTICLE 22.  NO WAIVER BY LESSOR EXCEPT IN WRITING

      No agreement to accept a surrender of the Leased Premises or termination of this Lease shall be valid unless in writing signed by Lessor. The delivery of keys to any employee of Lessor or Lessor's agents shall not operate as a termination of the Lease or a surrender of the Leased Premises. The failure of Lessor to seek redress for violation of any rule or regulation, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. Neither payment by Lessee or receipt by Lessor of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent. Nor shall any endorsement or statement on any check nor any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or pursue any other remedy provided in this Lease. This Lease contains the entire agreement between the parties, and any executory agreement hereafter made shall be ineffective to change it, modify it or discharge it, in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought.

ARTICLE 23.  QUIET ENJOYMENT

      Lessor covenants that Lessee, upon paying the Rent set forth in Article 4 and all other sums herein reserved as Rent and upon the due performance of all the terms, covenants, conditions and agreements herein contained on Lessee's part to be kept and performed, shall have, hold and enjoy the Leased Premises free from molestation, eviction, or disturbance by Lessor, or by any other person or persons lawfully claiming the same, and that Lessor has good right to make this Lease for the full term granted, including renewal periods.

ARTICLE 24.BREACH - PAYMENT OF COSTS AND ATTORNEYS' FEES

      Each party agrees to pay and discharge all reasonable costs, and actual attorneys' fees, including but not limited to attorney's fees incurred at the trial level and in any appellate or bankruptcy proceeding, and expenses that shall be incurred by the prevailing party in enforcing the covenants, conditions and terms of this Lease or defending against an alleged breach, including the costs of reletting. Such costs, attorneys fees, and expenses if incurred by Lessor shall be considered as Rent as due and owing in addition to any Rent defined in Article 4 hereof.

ARTICLE 25.  ESTOPPEL CERTIFICATES

      Either party to this Lease will, at any time, upon not less than ten (l0) days after receipt of written request by the other party, execute, acknowledge and deliver to the requesting party a statement in writing, executed by an executive officer of such party, certifying that: (a) this Lease is unmodified (or if modified then disclosure of such modification shall be made); (b) this Lease is in full force and effect; (c) the date to which the Rent and other charges have been paid; and (d) to the knowledge of the signer of such certificate that the other party is not in default in the performance of any covenant, agreement or condition contained in this Lease, or if a default does exist, specifying each such default of which the signer may have knowledge. It is intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser or mortgagee of the Leased Premises or any assignee of such mortgagee or a purchaser of the leasehold estate.

ARTICLE 26.  FINANCIAL STATEMENTS

      During the term of this Lease, Lessee will, within one hundred twenty (120) days after the end of Lessee's fiscal year, furnish to Lessor its financial statements including a profit and loss statement and a store level operating profit and loss statement for the Leased Premises. Lessee shall furnish to the Lessor throughout the term of the Lease, including any option periods, its balance sheet upon the reasonable request of Lessor but in no event not more than twice during any Lease Year. Lessee shall within forty-five
(45) days after the end of each fiscal quarter and within one hundred twenty (120) days after the end of Lessee's fiscal year, furnish financial statements including a balance sheet, profit and loss statement, statement of changes in financial conditions and all other related schedules of the Guarantor. All financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied from period to period. Financial statements submitted by Lessee, on behalf of Lessee, shall be certified to be true and correct and complete by Lessee or Lessee's Treasurer, or other appropriate officer, and if audited by an independent certified public accountant. Financial statements submitted by Lessee on behalf of Guarantor shall be certified to be true and correct and complete by Guarantor or guarantor's Treasurer, or other appropriate officer, and if audited by an independent certified public accountant.


ARTICLE 27.  MORTGAGE

       Lessee does hereby agree to make reasonable modifications of this Lease requested by any Mortgagee of record from time to time provided such modifications are not substantial and do not increase any of the Rents or substantially modify any of the business elements of this Lease.

ARTICLE 28.  OPTION TO RENEW

      If this Lease is not previously canceled or terminated and if Lessee is not in uncured default under any of the covenants and conditions in this Lease, then Lessee shall have the option to renew this Lease upon the same conditions and covenants contained in this Lease for Two (2) consecutive periods of Five (5) years each (singularly "Renewal Term"). Rent during the Renewal Term shall be as set forth in Article 4 hereof. Lessee must give one hundred eighty (l80) days written notice to Lessor of its intent to exercise this option prior to the expiration of the original Term of this Lease or any Renewal Term, as the case may be.

ARTICLE 29.  MISCELLANEOUS PROVISIONS

      (A) All written notices shall be given to Lessor by certified mail. Notices to either party shall be addressed to the person and address given on the first page hereof. Lessor and Lessee may, from time to time, change these addresses by notifying each other of this change in writing. Notices of overdue Rent may be sent to Lessee by nationally recognized overnight mail. Notice shall be deemed received upon actual signed receipt or rejection of the said notice.

      (B) The terms, conditions and covenants contained in this Lease and any riders and plans attached hereto shall bind and inure to the benefit of Lessor and Lessee and their respective successors, heirs, legal representatives, and assigns.

      (C) This Lease shall be governed by and construed under the laws of the State in which the Leased Premises are located.

      (D) In the event that any provision of this Lease shall be held invalid or unenforceable, no other provisions of this Lease shall be affected by such holding, and all of the remaining provisions of this Lease shall continue in full force and effect pursuant to the terms hereof.

      (E) The Article captions are inserted only for convenience and reference, and are not intended, in any way, to define, limit, describe the scope, intent, and language of this Lease or its provisions.

      (F) In the event Lessee remains in possession of the Leased Premises herein leased after the expiration of this Lease and without the execution of a new lease, it shall be deemed to be occupying said Leased Premises as a tenant from month-to-month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy except that the monthly installment of Rent shall be increased 200% from the amount due on the last month prior to such expiration.

      (G) If any installment of Rent (whether lump sum, monthly installments, or any other monetary amounts required by this Lease to be paid by Lessee and deemed to constitute Rent hereunder) shall not be paid when due, Lessor shall have the right to charge Lessee a late charge of $250.00 per month for unpaid Rent for each month that any amount of Rent installment remains unpaid. Said late charge shall commence after the expiration of any applicable cure period and continue until said installment, interest and all accrued late charges are paid in full.

     (H) Any part of the Leased Premises may be conveyed by Lessor for private easement purposes at any time, provided such easement does not interfere with the business of Lessee. In such event Lessor shall, at its own cost and expense, restore the remaining portion of the Leased Premises to the extent necessary to render it reasonably suitable for the purposes for which it was leased, all to be done without adjustments in Rent to be paid by Lessee. All proceeds from any conveyance of a private easement shall belong solely to Lessor.

      (I) For the purpose of this Lease, the term "Rent" shall be defined as Rent under Article 4, and any other monetary amounts required by this Lease to be paid by Lessee.

ARTICLE 30.  REMEDIES\NON-EXCLUSIVITY.

      Notwithstanding anything contained herein it is the intent of the parties that the rights and remedies contained herein shall not be exclusive but rather shall be cumulative along with all of the rights and remedies of the parties which they may have at law or equity.

ARTICLE 31.  HAZARDOUS MATERIALS INDEMNITY

      Lessee covenants, represents and warrants to Lessor, its successors and assigns, (i) that it has not used or permitted and will not use or permit the Leased Premises to be used, whether directly or through contractors, agents or tenants, and to the best of Lessee's knowledge and except as disclosed to Lessor in writing, the Leased Premises has not at any time been used for the generating, transporting, treating, storage, manufacture, emission of, or disposal of any dangerous, toxic or hazardous pollutants, chemicals, wastes or substances as defined in the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), the Federal Resource Conservation and Recovery Act of 1976 ("RCRA"), or any other federal, state or local environmental laws, statutes, regulations, requirements and ordinances ("Hazardous Materials"); (ii) that there have been no investigations or reports involving Lessee, or to the best of Lessee's knowledge, the Leased Premises by any governmental authority which in any way pertain to Hazardous Materials (iii) that to the best of Lessee's knowledge, the operation of the Leased Premises has not violated and is not currently violating any federal, state or local law, regulation, ordinance or requirement governing Hazardous Materials; (iv) that the Leased Premises is not listed in the United States Environmental Protection Agency's National Priorities List of Hazardous Waste Sites nor any other list, schedule, log, inventory or record of Hazardous Materials or hazardous waste sites, whether maintained by the United States Government or any state or local agency; and (v) that the Leased Premises will not contain any formaldehyde, urea or asbestos, except as may have been disclosed in writing to Lessor by Lessee at the time of execution and delivery of this Lease. Lessee agrees to indemnify and reimburse Lessor, its successors and assigns, for:

(a)any breach of these representations and warranties, and

(b)any loss, damage, expense or cost arising out of or incurred by Lessor which is the result of a breach of, misstatement of or misrepresentation of the above covenants, representations and warranties, and

(c)any and all liability of any kind whatsoever which Lessor may, for any cause and at any time, sustain or incur by reason of Hazardous Materials on the Leased Premises, if such liability shall arise during Lessee's occupancy of the Leased Premises or as a result of a release of Hazardous Materials on the Leased Premises during Lessee's occupancy of the Leased Premises. Lessor agrees to assign to Lessor and to subrogate Lessor's claims against any and all third parties for damages, costs, expenses, or liability incurred by Lessor for which Lessee is required to indemnify Lessor. Lessee's liability hereunder shall expire five years after the termination of this Lease.

together with all attorneys' fees, costs and disbursements incurred in connection with the defense of any action against Lessor arising out of the above. These covenants, representations and warranties shall be deemed continuing covenants, representations and warranties for the benefit of Lessor, and any successors and assigns of Lessor and shall survive expiration or sooner termination of this Lease. The amount of all such indemnified loss, damage, expense or cost, shall bear interest thereon at the highest rate of interest allowed by law and shall become immediately due and payable in full on demand of Lessor, its successors and assigns.

ARTICLE 32.  ESCROWS

      Upon written request of Lessor, after two or more occurrences during any Lease Year, of a monetary or other material event of default, cured or uncured, Lessee shall deposit with Lessor on the first day of each and every month, an amount equal to one-twelfth (1/12th) of the estimated annual real estate taxes, assessments and insurance ("Charges") due on the Leased Premises, or such higher amounts reasonably determined by Lessor as necessary to accumulate such amounts to enable Lessor to pay all charges due and owing at least thirty (30) days prior to the date such amounts are due and payable. From time to time out of such deposits Lessor will, upon the presentation to Lessor by Lessee of the bills therefor, pay the Charges or will upon presentation of receipted bills therefor, reimburse Lessee for such payments made by Lessee. In the event the deposits on hand shall not be sufficient to pay all of the estimated Charges when the same shall become due from time to time or the prior payments shall be less than the currently estimated monthly amounts, then Lessee shall pay to Lessor on demand any amount necessary to make up the deficiency. The excess of any such deposits shall be credited to subsequent payments to be made for such items. If a default or an event of default shall occur under the terms of this Lease, Lessor may, at its option, without being required so to do, apply any Deposit on hand to cure the default, in such order and manner as Lessor may elect.

ARTICLE 33.  NET LEASE

       Notwithstanding anything contained herein to the contrary it is the intent of the parties hereto that this Lease shall be a net lease and that the Rent defined pursuant to Article 4 should be a net Rent paid to Lessor. Any and all other expenses including but not limited to, maintenance, repair, insurance, taxes, and assessments, shall be paid by Lessee.

ARTICLE 34.  RIGHT OF FIRST REFUSAL

      Lessor, for itself, its successors and assigns, hereby gives and grants to Lessee a right of first refusal (the
"Right of First Refusal") to purchase the Leased Premises, subject to the following terms and conditions:

      (A)  DURATION OF RIGHT OF FIRST REFUSAL.  The Right of
First Refusal and all rights and privileges of Lessee hereunder shall be in force for the term of this Lease until the expiration of Lessee's right to possession.

      (B) MANNER OF EXERCISING RIGHT OF FIRST REFUSAL. If Lessor ("Selling Lessor") shall desire to sell all or any portion of its interest in the Leased Premises (subject to the terms of this Lease), Selling Lessor shall give Lessee written notice of Selling Lessor's intention to sell Selling Lessor's interest (partial or whole) in the Leased Premises to a bona fide third party purchaser. Such notice ("Lessor's Notice") shall give Selling Lessor's name and address and state a price at which Selling Lessor intends to sell and will sell a specified portion or all of its interest in the fee simple to the Leased Premises to a bona fide third party purchaser. If Lessee shall fail to exercise its Right of First Refusal as set forth herein, the terms of Article 34(E) shall apply. For twenty (20) business days following the giving of such notice, Lessee shall have the option to purchase such portion of the fee interest of the Selling Lessor as set forth in Lessor's Notice at the price in cash stated in the Lessor's Notice. A written notice in substantially the following form, addressed to Selling Lessor and signed by Lessee and given, in accordance with the provisions of Article 29(A) hereof, within the period for exercising the Right of First Refusal, submitted with a bank cashier's check or money order payable to the order of Selling Lessor in the amount of $5,000.00 (the "Earnest Money") shall be an effective exercise of Lessee's Right of First Refusal, to wit:

                             (date)

"We hereby exercise the Right of First Refusal to purchase such portion of the fee interest of the Selling Lessor (as set forth in Lessor's Notice) in the property commonly known as Arby's, Hudsonville, Michigan, pursuant to the Right of First Refusal contained in that certain Net Lease Agreement between us pertaining to said Leased Premises."

     (C) TERMS OF SALE IF RIGHT OF FIRST REFUSAL EXERCISED. Upon Lessee's exercise of the Right of First Refusal in accordance with the provisions of subparagraph (B) hereof, Selling Lessor shall be obligated to sell and convey by recordable general warranty deed, good and indefeasible title to its interest in the Leased Premises (or such portion thereof as set forth in Lessor's Notice) subject only to the matters affecting title which were of record at the time Selling Lessor came into title to the Leased Premises and those matters which Lessee created, suffered or permitted to accrue during the term hereof, and Lessee shall be obligated to purchase such Lessor's interest upon the following terms and conditions:

      (i)   PRICE.   The  price "Purchase  Price"  at  which
Selling Lessor shall sell and Lessee shall purchase the Leased Premises shall be the price stated in Lessor's
Notice.

      (ii) CLOSING. Closing shall be sixty (60) days after the expiration of the twenty days within which Lessee may exercise its Right of First Refusal, unless the parties mutually agree otherwise. The Purchase Price less credit for the Earnest Money and any other credits to which Lessee is entitled hereunder shall be tendered in cash or other certified funds by Lessee at Closing.

      (iii) EVIDENCE OF TITLE. Not less than ten (10) days prior to closing, Selling Lessor shall obtain a commitment for an ALTA owner's policy of title insurance dated within thirty (30) days of the closing date, issued by a nationally recognized title insurance company selected by Selling Lessor (the "Title Company") in the amount of the Purchase Price determined pursuant to subparagraph (C)(i) above, naming Lessee as the proposed insured, and covering the fee simple title to the Leased Premises, and showing Selling Lessor vested with good title to portion of the Leased Premises being sold, subject only to the matters affecting title which were of record at the time Selling Lessor came into title to the Leased Premises and those matters which Lessee created, suffered or permitted to accrue during the term hereof. Such title commitment shall be conclusive evidence of good title. If Lessee shall make objection to the marketability of title, Selling Lessor shall have no obligation to make title marketable, but may withdraw Lessor's notice of intent to market the Leased Premises.

      (iv) PRORATIONS. Selling Lessor shall pay the cost of the aforesaid title policy and any and all state and municipal taxes imposed by law on the transfer of the title to the Leased Premises, or the transaction pursuant to which such transfer occurs. Water, sewer and other utility charges, if any, which are not metered, driveway permit charges, if any, general real estate taxes, and other similar items, shall be adjusted ratably as of the Closing, except to the extent otherwise settled between the parties pursuant to other provisions of this Lease. A prorated portion of the Rent prepaid by Lessee for the month of closing shall be credited toward the Purchase Price and Lessee shall be given a credit for rent prepaid for any period after the month in which the Closing occurs. Otherwise, Lessee shall not receive a credit against the Purchase Price for Rent paid hereunder.

     (v) ESCROW CLOSING. At the election of Selling Lessor or Lessee upon notice to the other party not less than five
(5) days prior to the Closing, this sale shall be closed through an escrow with the Title Company, in accordance with the general provisions of the usual form of Deed and Money Escrow Agreement then is use by said company, with such special provisions inserted in the escrow agreement as may be required to conform with this agreement. Upon the creation of such an escrow, anything herein to the contrary notwithstanding, paying of the purchase price and delivery of the deed shall be made through the escrow. The cost of the escrow shall be divided equally between the Selling Lessor and Lessee. If for any reason other than Lessee's default, the transaction fails to close, the Earnest Money shall be returned to Lessee forthwith.

     (vi) REMEDIES ON DEFAULT. If Lessee defaults under the provisions of this subparagraph 34(C), Selling Lessor shall have the right to annul the provisions of this paragraph 34 by giving Lessee notice of such election, provided that Selling Lessor has first notified Lessee of such default and Lessee has failed to cure the same within ten (10) days after such notice. Upon Selling Lessor's notice of annulment in accordance herewith, the Earnest Money shall be forfeited and paid to Selling Lessor as liquidated damages, which shall be Selling Lessor's sole and exclusive remedy. If Selling Lessor defaults under the provisions of this subparagraph 34(C) and fails to cure such default within ten
(10) days after being notified of the same by Lessee, then in such event, (i) the Earnest Money at Lessee's election and immediately upon its demand shall be returned to Lessee, which return shall not, however, in any way release or absolve Selling Lessor from its obligations hereunder and
(ii) Lessee shall be entitled to all remedies (both legal and equitable) the law (both statutory and decisional) of the state in which the Leased Premises are situated provides without first having to tender the balance of the purchase price as a condition precedent thereof and without having to make any election of such remedies.

     (D) EFFECT OF RIGHT OF FIRST REFUSAL ON LEASE. If the Right of First Refusal is exercised by Lessee and is exercisable in Lessor's Notice as to the entire fee simple, this Lease shall continue in full force and effect until the Closing herein above specified. If the Right of First Refusal is exercised only as to all of an undivided portion of the fee simple to the Leased Premises, the Lease shall remain in full force and effect without merger or termination of this Lease because of such purchase. If for any reason such Closing fails to occur, this Lease shall continue in full force and effect, except that if the provisions of this paragraph 34 are annulled by Selling Lessor, in accordance with subparagraph 34(C)(vi), by reason of a default by Lessee, this Lease shall continue but without the provisions of this paragraph 34 being a part hereof.

      (E) If Lessee fails to exercise its Right of First Refusal, Selling Lessor shall be free to sell all or any portion of its interest in the Leased Premises to bona fide third party purchasers for six months following the expiration of the twenty days within which Lessee may exercise its Right of First Refusal, provided that the Selling Lessor giving such Lessor's Notice shall sell its interest (or a portion thereof) for a price equal to or greater than the price (or the pro-rata portion thereof if a portion of the Selling Lessor's interest in the Leased Premises is sold) set forth in Lessor's Notice. This Right of First Refusal shall survive any sale of the Leased Premises and shall apply to any subsequent sale or potential sale by Lessor or its successors and assigns.

Nothing herein shall give Lessee the right of first refusal over transfers between affiliates of Lessor at Lessor's cost.

ARTICLE 35.  DEVELOPMENT FINANCING AGREEMENT

      The parties hereto hereby acknowledge that the terms hereof are subject to and shall in the event of conflicts be controlled by that certain Development Financing Agreement of even date herewith, until such Agreement is terminated in accordance with its terms.


ARTICLE 36.  COUNTERPART EXECUTION

       This   Agreement   may   be  executed   in   multiple
counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument

     IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.

LESSEE:                  RTM MID-AMERICA, INC.
                         By: /s/ Philip G Skinner
                              Its: Senior Vice President
                         By: /s/ Robert S Stallings
                              Its: V.P. Asst. Secretary

STATE OF GEORGIA}
                    }
COUNTY OF FULTON}

      I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that Philip G Skinner and Robert S Stallings, whose name as Senior V.P. and Asst. Secretary, respectively, of RTM MID-AMERICA, Inc., are signed to the foregoing instrument, and who are known to me, acknowledged before me on this day that being informed of the contents of said instrument, they as such officers and with full authority executed the same voluntarily for and as the Sr. V.P. and Asst. Secretary of said corporation.
      Given under my hand and official seal this 23rd day of November, 1998.

                         /S/ Jeryl M McIntyre
                              Notary Public

                              My Commission expires:
                                   [notary seal]


LESSOR:  NET LEASE INCOME &  GROWTH  FUND  84-A
         LIMITED PARTNERSHIP, a Minnesota limited partnership

         By: NET LEASE MANAGEMENT 84-A, INC.,  a  Minnesota
             corporation


         By: /s/ Robert P Johnson
                 Robert P. Johnson, President

STATE OF MINNESOTA}
                         }
COUNTY OF RAMSEY}

      I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that Robert P. Johnson, whose name as President of Net Lease Management 84-A, Inc., as corporate general partner of Net Lease Income & Growth Fund 84-A Limited Partnership is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that being informed of the contents of said instrument, he as such officer and with full authority executed the same voluntarily for and as the President of Net Lease Management 84-A, Inc., for and as the corporate general partner of Net Lease Income & Growth Fund 84-A Limited Partnership.

      Given under my hand and official seal this 17 day of December, 1998.

                         /S/ Ann McCrea
                              Notary Public

          [notary seal]  My Commission expires:1-31-00



LESSOR:  AEI REAL ESTATE  FUND  85-A  LIMITED
         PARTNERSHIP, a Minnesota limited partnership

         By: NET LEASE MANAGEMENT 85-A, INC.,  a  Minnesota
             corporation


         By: /s/ Robert P Johnson
                 Robert P. Johnson, President







STATE OF MINNESOTA}
                         }
COUNTY OF RAMSEY}

      I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that Robert P. Johnson, whose name as President of Net Lease Management 85-A, Inc., as corporate general partner of AEI Real Estate Fund 85-A Limited Partnership is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that being informed of the contents of said instrument, he as such officer and with full authority executed the same voluntarily for and as the President of Net Lease Management 85-A, Inc., for and as the corporate general partner of AEI Real Estate Fund 85-A Limited Partnership.

      Given under my hand and official seal this 17 day of December, 1998.

                         /S/ Ann M McCrea
                              Notary Public
[notary seal]
                              My Commission expires:1-31-00




                                EXHIBIT A

                         Hudsonville, Michigan


Part  of the Northeast fractional 1/4 of Section 5,  Town  5
North,   Range  13  West,  City  of  Hudsonville,  Michigan,
described as:

COMMENCING at the Northeast corner of said Section, thence south 02 degrees 21 minutes 30 seconds West 995.20 feet along the East line of said Section; thence North 89 degrees 26 minutes 38 seconds West 33.02 feet; thence South 02 degrees 21 minutes 30 seconds West 28.51 feet; thence North 87 degrees 28 minutes 30 seconds West 17.00 feet to the PLACE OF BEGINNING; thence South 02 degrees 21 minutes 30 seconds West 147.02 feet along the West right-of-way line of 32nd Avenue; thence North 89 degrees 26 minutes 38 seconds West 250.00 feet; thence North 02 degrees 21 minutes 30 seconds East 175.00 feet; thence South 89 degrees 26 minutes 28 seconds East 250.00 feet; thence south 02 degrees 21 minutes 30 seconds West 27.908 feet to the PLACE OF BEGINNING.

SUBJECT TO AND TOGETHER WITH an easement for ingress and egress over part of the Northeast fractional 1/4, Section 5, Town 5 North, Range 13 West, City of Hudsonville, Ottawa
County, Michigan, described as:

COMMENCING at the Northeast corner of said Section, thence South 02 degrees 21 minutes 30 seconds West 1170.20 feet along the East line of said Section; thence North 89 degrees 26 minutes 38 seconds West 93.88 feet to the POINT OF BEGINNING; thence South 00 degrees, 33 minutes 22 seconds West 10.52 feet; thence South 88 degrees 27 minutes 06 seconds East 43.52 feet; thence South 02 degrees 21 minutes 30 seconds West 26.00 feet along the West Right-of Way line of 32nd Avenue; thence North 88 degrees 27 minutes 06 seconds West 42.86 feet; thence South 02 degrees 21 minutes 20 seconds West 136.00 feet; thence North 87 degrees 38 minutes 05 seconds West 76.54 feet; thence south 47 degrees 38 minutes 40 seconds West 14.21 feet; thence south 02 degrees 55 minutes 25 seconds West 20.20 feet; thence North 89 degrees 26 minutes 38 seconds West 16.01 feet along the North Right-of-Way line of Highland Drive; thence North 02 degrees 55 minutes 25 seconds East 30.70 feet; thence North 87 degrees 38 minutes 05 seconds West 9.00 feet; thence south 47 degrees 38 minutes 40 seconds West 7.11 feet;
thence South 02 degrees 55 minutes 25 seconds East 55.65 feet; thence South 87 degrees 38 minutes 05 seconds East
106.31 feet; thence North 02 degrees 21 minutes 20 seconds East 116.81 feet; thence North 00 degrees 33 minutes 22 seconds East 30.90 feet; thence South 89 degrees 26 minutes 38 seconds East 26.00 feet to the POINT OF BEGINNING.



SUBJECT TO AND TOGETHER WITH an easement over part of the Northeast fractional 1/4 of Section 5, town 5 North, Range 13 West, City of Hudsonville, Ottawa County, Michigan, described as: COMMENCING at the Northeast corner of said Section; thence South 02 degrees 21 minutes 30 seconds West
929.17 feet along the East line of said Section; thence North 89 degrees 26 minutes 38 seconds West 50.03 feet to the POINT OF BEGINNING; thence North 89 degrees 26 minutes 38 seconds West 115.00 feet; thence South 02 degrees 21 minutes 30 seconds East 66.03 feet; thence South 89 degrees 26 minutes 38 seconds East 115.00 feet; thence North 02 degrees 21 minutes 30 seconds East 66.03 feet to the POINT OF BEGINNING.